Exhibit 10.2

THE BOARD OF DIRECTORS

OF

COMMUNITY REDEVELOPMENT INC.

The following is a true copy of the resolution duly adopted by the Board of Directors of this Corporation at a special meeting, notice to this meeting having been waived, held on this 17th day of June 2021;

The Board of Directors which was present for this meeting & took active part therein was:

CHARLES ARNOLD

RONALD SILVER

KEVIN HUMES

WHEREAS there has been presented to and considered by this meeting a Motion to name qualified members to our Board and Audit Committee;

NOW THEREFORE BE IT RESOLVED that the corporation, having considered this matter, has opened the floor to all those who voice a preference in the issue, has decided unanimously and RESOLVED that:

Randy Avon is hereby appointed as Independent Board Member and as Member of our newly formed Audit Committee

Said Motion is hereby passed and the corporate books, records and the Secretary shall file this Resolution in the corporate records

DATED: 17th June, 2021

/s/ David E. Price

David E. Price, Esq., Corp Secretary